UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): April 13, 2010 (April 12, 2010)

Rosetta Resources Inc.

(Exact name of registrant as specified in its charter)

DE	000-51801	43-2083519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

717 Texas, Suite 2800 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

713-335-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 12, 2010, Rosetta Resources Inc. (“Rosetta”) and each of Rosetta’s subsidiaries (the “Subsidiary Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with J.P. Morgan Securities Inc., as representative of a group of initial purchasers (collectively, the “Initial Purchasers”), pursuant to which Rosetta agreed to sell $200,000,000 in aggregate principal amount of its 9  1/2% Senior Notes due 2018 (the “Notes”). The Notes were offered and sold in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”).

The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which Rosetta and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The Notes are being offered by the Initial Purchasers only to qualified institutional buyers in accordance with Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or the securities laws of any other jurisdiction. Unless they are registered, the Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and the applicable securities laws of other jurisdictions. In connection with the closing of the Purchase Agreement, the Company, the Subsidiary Guarantors and the Initial Purchasers will enter into a registration rights agreement, pursuant to which the Company will agree to offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act.

Certain Initial Purchasers, and their affiliates or predecessors, have in the past performed, and may in the future from time to time perform, investment banking, advisory, general financial, and commercial services for Rosetta and its affiliates and subsidiaries for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.

The description set forth above in this Item 1.01 is qualified in its entirety by the Purchase Agreement, which is filed with this Report as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On April 12, 2010, Rosetta issued a press release pursuant to Rule 135c of the Securities Act announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements.

None

(b)	Pro forma financial information.

None

(c)	Shell company transactions.

None

(d)	Exhibits.

1.1	Purchase Agreement, dated April 12, 2010, among Rosetta, the Subsidiary Guarantors named therein and J.P. Morgan Securities Inc., as representative of the several initial purchasers.

99.1	Press Release of Rosetta Resources Inc. dated April 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2010	ROSETTA RESOURCES INC.

	By:	/S/ MICHAEL J. ROSINSKI
Michael J. Rosinski
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated April 12, 2010, among Rosetta, the Subsidiary Guarantors named therein and J.P. Morgan Securities Inc., as representative of the several initial purchasers.

99.1	Press Release of Rosetta Resources Inc. dated April 12, 2010.